SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 30, 2004

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                 File Number)      Identification Number)
Vermont                           001-15985         03-0283552

(Address of principal executive offices)
20 Lower Main St., P.O. Box 667       (Zip Code)
Morrisville, VT                       05661-0667

Registrant's telephone number, including area code: (802) 888-6600

        (Former name or former address, if changed since last report)
                               Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      * Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02: Results of Operations and Financial Condition

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

On October 8, 2004, Union Bankshares, Inc. prepared a Company Overview containing previously reported or publicly available information, as of June 30, 2004 to be distributed to brokers, potential or current shareholders, or other interested parties, a copy of which is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01: Financial Statements and Exhibits

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

      c)  Exhibits:

      99.1 Union Bankshares, Inc. Company Overview for June 30, 2004


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Union Bankshares, Inc.


October 12, 2004                       /s/ Kenneth D. Gibbons
                                       ---------------------------------
                                       Kenneth D. Gibbons,
                                       President/Chief Executive Officer


October 12, 2004                       Marsha A. Mongeon
                                       ---------------------------------
                                       Marsha A. Mongeon
                                       Treasurer/Chief Financial Officer


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                                EXHIBIT INDEX

99.1  Union Bankshares, Inc. Company Overview as of June 30, 2004.


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